UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6465
The Travelers Series Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT
June 30, 2005

The Travelers Series Trust:

Social Awareness Stock Portfolio

The Travelers Insurance Company

The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

Semi-Annual Report for The Travelers Series Trust

________________________________________________________________________________

 WHAT’S INSIDE

Letter from the Chairman	1

Fund at a Glance	3

Fund Expenses	4

Schedule of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Special Shareholder Meeting	19

 LETTER FROM THE CHAIRMAN

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

Within this environment, the Fund performed as follows:[1]	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

PERFORMANCE OF THE FUND

AS OF JUNE 30, 2005
(unaudited)

6 Months
Social Awareness Stock Portfolio	-1.48%

S&P 500 Index	-0.81%

Lipper Variable Specialty/ Miscellaneous Funds Category Average	-2.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

For the six months ended June 30, 2005, the Social Awareness Stock Portfolio returned -1.48%. The Lipper Variable Specialty/ Miscellaneous Funds Category Average2 decreased 2.94% and the Fund’s unmanaged benchmark, the S&P 500 Index returned -0.81% for the same period.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 133 funds in the Fund’s Lipper category.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund and variable annuity product industry have recently come under the scrutiny of federal and state regulators. The Travelers Insurance Company and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable annuity product issues in connection with various inquiries and or investigations. The Travelers Insurance Company and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 22, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

 Fund at a Glance (unaudited)

 Fund Expenses (unaudited)

          Example

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

          Actual Expenses

      The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

 Based on Actual Total Return(1)

Expenses
		Beginning	Ending	Annualized	Paid
	Actual Total	Account	Account	Expense	During the
	Return(2)	Value	Value	Ratio	Period(3)

Social Awareness Stock Portfolio	(1.48)%	$1,000.00	$985.20	0.75%	$3.69

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

 Fund Expenses (unaudited) (continued)

          Hypothetical Example for Comparison Purposes

      The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 Based on Hypothetical Total Return(1)

	Hypothetical				Expenses
	Annualized	Beginning	Ending	Annualized	Paid
	Total	Account	Account	Expense	During the
	Return	Value	Value	Ratio	Period(2)

Social Awareness Stock Portfolio	5.00%	$1,000.00	$1,021.08	0.75%	$3.76

(1)	For the six months ended June 30, 2005.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedule of Investments (unaudited)	June 30, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 99.8%

CONSUMER DISCRETIONARY — 10.6%

Household Durables — 2.3%

6,900	Black & Decker Corp.	$619,965

6,000	Centex Corp.	424,020

14,234	KB Home	1,085,058

		2,129,043

Media — 5.7%

24,400	Cablevision Systems Corp., NY Group, Class A Shares *	785,680

4,700	Clear Channel Communications, Inc.	145,371

18,600	Comcast Corp., Special Class A Shares *	557,070

8,100	Omnicom Group, Inc.	646,866

73,300	Time Warner, Inc. *	1,224,843

41,950	Viacom, Inc., Class B Shares	1,343,239

22,900	Westwood One, Inc.	467,847

		5,170,916

Multi-Line Retail — 0.6%

10,000	Target Corp.	544,100

Specialty Retail — 2.0%

23,000	Home Depot, Inc.	894,700

15,200	Lowe’s Cos., Inc.	884,944

		1,779,644

	TOTAL CONSUMER DISCRETIONARY	9,623,703

CONSUMER STAPLES — 5.7%

Beverages — 2.3%

28,000	Coca-Cola Co.	1,169,000

17,500	PepsiCo, Inc.	943,775

		2,112,775

Food & Staples Retailing — 0.7%

19,000	Sysco Corp.	687,610

Household Products — 2.1%

7,700	Clorox Co.	429,044

29,500	Colgate-Palmolive Co.	1,472,345

		1,901,389

Personal Products — 0.6%

10,500	Gillette Co.	531,615

	TOTAL CONSUMER STAPLES	5,233,389

ENERGY — 7.6%

Energy Equipment & Services — 2.0%

17,300	GlobalSantaFe Corp.	705,840

17,400	Noble Corp.	1,070,274

		1,776,114

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Oil, Gas & Consumable Fuels — 5.6%

23,100	Apache Corp.	$1,492,260

32,726	BP PLC, Sponsored ADR	2,041,448

24,800	Royal Dutch Petroleum Co., New York Shares	1,609,520

		5,143,228

	TOTAL ENERGY	6,919,342

FINANCIALS — 18.7%

Commercial Banks — 3.0%

45,000	Bank of New York Co., Inc.	1,295,100

7,200	Comerica, Inc.	416,160

6,500	Fifth Third Bancorp.	267,865

11,500	Wells Fargo & Co.	708,170

		2,687,295

Diversified Financial Services — 10.6%

28,900	American Express Co.	1,538,347

7,100	Bear Stearns Cos., Inc.	737,974

5,100	Capital One Financial Corp.	408,051

16,200	Charles Schwab Corp.	182,736

41,648	JPMorgan Chase & Co.	1,471,007

29,750	MBNA Corp.	778,260

10,000	Merrill Lynch & Co., Inc.	550,100

16,500	Morgan Stanley	865,755

44,900	SLM Corp.	2,280,920

11,100	State Street Corp.	535,575

4,500	T. Rowe Price Group, Inc.	281,700

		9,630,425

Insurance — 5.1%

19,600	Ambac Financial Group, Inc.	1,367,296

26,560	American International Group, Inc.	1,543,136

14,000	Prudential Financial, Inc.	919,240

11,300	XL Capital Ltd., Class A Shares	840,946

		4,670,618

	TOTAL FINANCIALS	16,988,338

HEALTH CARE — 18.0%

Biotechnology — 5.5%

31,800	Amgen, Inc. *	1,922,628

26,500	Genentech, Inc. *	2,127,420

15,400	Genzyme Corp. *	925,386

		4,975,434

Health Care Equipment & Supplies — 2.7%

11,900	Guidant Corp.	800,870

22,200	Medtronic, Inc.	1,149,738

11,200	St. Jude Medical, Inc. *	488,432

		2,439,040

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Health Care Providers & Services — 1.8%

7,600	Aetna, Inc.	$629,432

5,000	HCA, Inc.	283,350

16,200	Tenet Healthcare Corp. *	198,288

8,000	WellPoint, Inc. *	557,120

		1,668,190

Pharmaceuticals — 8.0%

16,500	Eli Lilly & Co.	919,215

14,000	Johnson & Johnson	910,000

65,000	Pfizer, Inc.	1,792,700

68,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,142,432

34,200	Wyeth	1,521,900

		7,286,247

	TOTAL HEALTH CARE	16,368,911

INDUSTRIALS — 10.5%

Aerospace & Defense — 0.5%

12,800	Honeywell International, Inc.	468,864

Air Freight & Logistics — 0.8%

10,800	United Parcel Service, Inc., Class B Shares	746,928

Airlines — 1.3%

81,430	Southwest Airlines Co.	1,134,320

Commercial Services & Supplies — 1.3%

10,200	First Data Corp.	409,428

24,500	Paychex, Inc.	797,230

		1,206,658

Electrical Equipment — 2.0%

76,700	American Power Conversion Corp.	1,809,353

Industrial Conglomerates — 2.3%

72,000	Tyco International Ltd.	2,102,400

Machinery — 1.6%

9,000	Illinois Tool Works, Inc.	717,120

23,200	Navistar International Corp. *	742,400

		1,459,520

Road & Rail — 0.7%

20,300	Norfolk Southern Corp.	628,488

	TOTAL INDUSTRIALS	9,556,531

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 23.4%

Communications Equipment — 6.0%

57,500	Cisco Systems, Inc. *	$1,098,825

63,300	Juniper Networks, Inc. *	1,593,894

44,300	Motorola, Inc.	808,918

112,200	Nokia OYJ, Sponsored ADR	1,867,008

49,100	Nortel Networks Corp. *	128,151

		5,496,796

Computers & Peripherals — 3.2%

33,300	Dell, Inc. *	1,315,683

54,900	EMC Corp. *	752,679

29,300	Network Appliance, Inc. *	828,311

		2,896,673

Electronic Equipment & Instruments — 1.5%

33,100	Agilent Technologies, Inc. *	761,962

50,000	Vishay Intertechnology, Inc. *	593,500

		1,355,462

Internet Software & Services — 1.6%

59,300	IAC/ InterActiveCorp *	1,426,165

IT Services — 0.9%

38,600	Accenture Ltd., Class A Shares *	875,062

Semiconductors & Semiconductor Equipment — 2.9%

17,700	Applied Materials, Inc.	286,386

4,891	Freescale Semiconductor, Inc., Class B Shares *	103,591

87,500	Intel Corp.	2,280,250

		2,670,227

Software — 7.3%

15,200	Amdocs Ltd. *	401,736

55,300	BEA Systems, Inc. *	485,534

52	Computer Associates International, Inc.	1,429

100,300	Microsoft Corp.	2,491,452

64,900	Oracle Corp. *	856,680

35,500	Siebel Systems, Inc.	315,950

85,100	VERITAS Software Corp. *	2,076,440

		6,629,221

	TOTAL INFORMATION TECHNOLOGY	21,349,606

MATERIALS — 4.4%

Chemicals — 3.7%

22,400	Air Products & Chemicals, Inc.	1,350,720

25,000	E.I. du Pont de Nemours & Co.	1,075,250

20,000	Praxair, Inc.	932,000

		3,357,970

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Paper & Forest Products — 0.7%

10,000	International Paper Co.	$302,100

5,000	Weyerhaeuser Co.	318,250

		620,350

	TOTAL MATERIALS	3,978,320

UTILITIES — 0.9%

Electric Utilities — 0.9%

10,000	Consolidated Edison, Inc.	468,400

10,000	Southern Co.	346,700

	TOTAL UTILITIES	815,100

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $77,366,568)	90,833,240

FACE
AMOUNT

SHORT-TERM INVESTMENT — 0.3%

Repurchase Agreement — 0.3%

$291,000	Interest in $1,009,251,000 joint tri-party repurchase agreement dated 6/30/05 with Bank of America, Inc., 3.350% due 7/1/05, Proceeds at maturity — $291,027; (Fully collateralized by various U.S. Treasury obligations and U.S. government agency obligations, 0.000% to 7.000% due 7/15/05 to 2/26/24; Market value — $296,820) (Cost — $291,000)	291,000

	TOTAL INVESTMENTS — 100.1% (Cost — $77,657,568#)	91,124,240

	Liabilities in Excess of Other Assets — (0.1)%	(70,054)

	TOTAL NET ASSETS — 100.0%	$91,054,186

*	Non-income producing security.
#	Aggregate cost for Federal income tax purposes is substantially the same.
Abbreviation used in this schedule: ADR — American Depositary Receipt
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:

Investments, at value (Cost $77,657,568)	$91,124,240

Dividends and interest receivable	58,150

Receivable for Fund shares sold	4,691

Prepaid expenses	254

Total Assets	91,187,335

LIABILITIES:

Investment advisory fee payable	46,100

Payable for Fund shares repurchased	44,648

Due to custodian	10,376

Administration fee payable	4,537

Accrued expenses	27,488

Total Liabilities	133,149

Total Net Assets	$91,054,186

NET ASSETS:

Paid-in capital (Note 4)	$87,681,442

Undistributed net investment income	283,575

Accumulated net realized loss on investment transactions	(10,377,503)

Net unrealized appreciation on investments	13,466,672

Total Net Assets	$91,054,186

Shares Outstanding	3,803,747

Net Asset Value	$23.94

See Notes to Financial Statements.

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:

Dividends	$622,854

Interest	14,408

Less: Foreign taxes withheld	(16,154)

Total Investment Income	621,108

EXPENSES:

Investment advisory fee (Note 2)	272,908

Administration fee (Note 2)	27,067

Legal fees	10,351

Audit and tax	9,667

Custody	6,492

Trustees’ fees	5,170

Shareholder reports	4,856

Insurance	658

Miscellaneous expenses	346

Total Expenses	337,515

Net Investment Income	283,593

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Gain From Investment Transactions	1,031,439

Change in Net Unrealized Appreciation/ Depreciation of Investments	(2,760,253)

Net Loss on Investments	(1,728,814)

Decrease in Net Assets From Operations	$(1,445,221)

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	2005	2004

OPERATIONS:

Net investment income	$283,593	$652,775

Net realized gain	1,031,439	2,407,317

Change in net unrealized appreciation/depreciation	(2,760,253)	2,810,650

Increase (Decrease) in Net Assets From Operations	(1,445,221)	5,870,742

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(2,746)	(672,844)

Decrease in Net Assets From Distributions to Shareholders	(2,746)	(672,844)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	4,280,070	15,844,946

Reinvestment of distributions	2,746	672,844

Cost of shares repurchased	(5,625,286)	(7,549,496)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,342,470)	8,968,294

Increase (Decrease) in Net Assets	(2,790,437)	14,166,192

NET ASSETS:

Beginning of period	93,844,623	79,678,431

End of period*	$91,054,186	$93,844,623

* Includes undistributed net investment income of:	$283,575	$2,728

See Notes to Financial Statements.

 Financial Highlights
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)		2004	2003(2)	2002	2001(2)	2000(2)

Net Asset Value, Beginning of Period	$24.30		$23.04	$17.97	$24.14	$28.76	$29.42

Income (Loss) From Operations:

Net investment income	0.07		0.17	0.12	0.08	0.11	0.14

Net realized and unrealized gain (loss)	(0.43)		1.26	5.06	(6.06)	(4.63)	(0.29)

Total Income (Loss) From Operations	(0.36)		1.43	5.18	(5.98)	(4.52)	(0.15)

Less Distributions From:

Net investment income	(0.00	)(3)	(0.17)	(0.11)	(0.19)	(0.10)	(0.16)

Net realized gains(4)	—		—	—	—	—	(0.35)

Total Distributions	(0.00	)(3)	(0.17)	(0.11)	(0.19)	(0.10)	(0.51)

Net Asset Value, End of Period	$23.94		$24.30	$23.04	$17.97	$24.14	$28.76

Total Return(5)	(1.48)%		6.23%	28.85%	(24.81)%	(15.71)%	(0.49)%

Net Assets, End of Period (000s)	$91,054		$93,845	$79,678	$62,298	$83,344	$81,184

Ratios to Average Net Assets:

Gross expenses	0.75	%(6)	0.75%	0.78%	0.78%	0.74%	0.75%

Net expenses(7)	0.75	(6)	0.71 (8)	0.78	0.78	0.74	0.75

Net investment income	0.63	(6)	0.77	0.59	0.40	0.45	0.48

Portfolio Turnover Rate	3%		18%	38%	37%	22%	33%

(1)	For the six months ended June 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount is less than $0.01 per share.

(4)	Distributions from net realized gains include both net realized short-term and long-term capital gains.

(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.

(8)	The investment manager and adviser has waived a portion of its fees.

See Notes to Financial Statements.

 Notes to Financial Statements (unaudited)

          1.     Organization and Significant Accounting Policies

      The Social Awareness Stock Portfolio (the “Fund”) is a separate diversified investment fund of The Travelers Series Trust (“Trust”). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

      The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

      (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

      (d) Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

      (e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

 Notes to Financial Statements (unaudited) (continued)

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

      Smith Barney Fund Management LLC (“SBFM”) acts as investment manager and adviser to the Fund. The Fund pays SBFM an investment management and advisory fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Investment
Average Daily Net Assets	Advisory Fee

First $50 million	0.650%

Next $50 million	0.550%

Next $100 million	0.450%

Over $200 million	0.400%

      The Travelers Insurance Company (“TIC”), an indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. As compensation for its services, the Fund pays TIC an administration fee calculated at the annual rate of 0.06% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

      TIC has entered into a Sub-Administrative Services Agreement with SBFM. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of the Fund, plus $30,000, subject to a maximum of 0.06% of the Fund’s average daily net assets.

      During the six months ended June 30, 2005, the Fund had a contractual expense limitation in place of 1.25%. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days’ notice.

      Citigroup Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. For the six months ended June 30, 2005, the Fund did not pay any transfer agent fees to CTB.

      One Trustee and all officers of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

          3.     Investments

      During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,324,087

Sales	3,651,480

      At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,793,316

Gross unrealized depreciation	(6,326,644)

Net unrealized appreciation	$13,466,672

 Notes to Financial Statements (unaudited) (continued)

          4.     Shares of Beneficial Interest

      The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004

Shares sold	180,917	708,617

Shares issued on reinvestment	115	27,780

Shares repurchased	(239,037)	(332,976)

Net Increase (Decrease)	(58,005)	403,421

          5.     Capital Loss Carryforward

      As of December 31, 2004, the Fund had a net capital loss carryforward of $11,408,386, of which $1,710,995 expires in 2009, $8,136,777 expires in 2010, $1,560,614 expires in 2011. This amount will be available to offset like amounts of any future taxable capital gains.

          6.     Additional Information

      On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), which includes the Fund (“TL&A Funds”).

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

      The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

 Notes to Financial Statements (unaudited) (continued)

      The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

      At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

          7.     Other Matters

      On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

      As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

      The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

      Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Trust’s Board of Trustees will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

          8.     Subsequent Event

      On July 1, 2005, the Fund was merged into a newly created portfolio of the Travelers Series Fund. An affiliate of Citigroup. SBFM, which had been the investment adviser before the merger, was approved by shareholders as the investment adviser to the new portfolio after the merger.

 Special Shareholder Meeting (unaudited)

SHAREHOLDER RESPONSE SUMMARY REPORT

THE TRAVELERS SERIES TRUST
SOCIAL AWARENESS STOCK PORTFOLIO
June 27, 2005

      To approve or disapprove an Agreement and Plan of Reorganization whereby the Social Awareness Stock Portfolio of The Travelers Series Trust (the “Trust Portfolio”) will be reorganized with and into the Social Awareness Stock Portfolio (the “Fund Portfolio”) of Travelers Series Fund Inc. The Plan contemplates (a) the transfer of substantially all of the assets and all of the liabilities of the Trust Portfolio to the Fund Portfolio in exchange for shares of the Fund Portfolio, and (b) the distribution of such shares of the Fund Portfolio to the shareholders of the Trust Portfolio in connection with the liquidation of the Trust Portfolio.

No. of
Shares

Affirmative	3,318,707.880

Against	245,197.754

Abstain	304,915.366

Total	3,868,821.000

(This page intentionally left blank.)

The Travelers Series Trust

________________________________________________________________________________

TRUSTEES*
R. Jay Gerken, CFA
 Chairman
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*
R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

William D. Wilcox
Chief Compliance Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kathleen A. McGah
Secretary

Ernest J. Wright
Assistant Secretary	INVESTMENT MANAGER AND ADVISERS Smith Barney Fund Management LLC ADMINISTRATOR The Travelers Insurance Company CUSTODIAN State Street Bank and Trust Company TRANSFER AGENT Citicorp Trust Bank, fsb.

*	As of June 30, 2005

Social Awareness Stock Portfolio is a separate investment fund of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of The Travelers Series Trust: Social Awareness Stock Portfolio and is not for use with the general public. The Fund contained in this report may not be available under your variable annuity or life contract.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Forms N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC’s website at www.sec.gov.

VG-181 (Semi-Annual) (8-05) Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
The Travelers Series Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
The Travelers Series Trust
Date:	September 7, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
The Travelers Series Trust

Date:	September 7, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
The Travelers Series Trust

Date:	September 7, 2005